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                                                                    EXHIBIT 13.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with this Annual Report of Pine Valley Mining Corporation (the "Company") on Form 20-F for the year ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Martin Rip, Vice President, Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
         section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: June 21, 2006                 By: /s/ Martin Rip
                                        ----------------------------------------

                                        Martin Rip

                                        Vice President, Finance, Chief Financial
                                        Officer and Secretary